SUPPLEMENT DATED FEBRUARY 18, 2016
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY, AND
COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information about the Wanger International Select Fund (the "Fund") that is available as an investment option under your Contract.

The Board of Trustees of Wanger Advisors Trust has approved a plan of liquidation and dissolution pursuant to which, if the plan is not postponed or abandoned by action of the Board, the Fund will liquidate on or about the close of business on April 29, 2016 ("the Liquidation Date").

If you currently have Account Value allocated to the Wanger International Select Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (877) 253-2323.

As of the close of business on the Liquidation Date, any Account Value remaining in the Wanger International Select Sub-Account will automatically be transferred to the Columbia Variable Portfolio - Government Money Market Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Wanger International Select Sub-Account will continue with the Columbia Variable Portfolio-Government Money Market Sub-Account as the replacement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.